                            SCHEDULE 14A INFORMATION


              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. 1)


Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ X ]            Preliminary Proxy Statement
[   ]            Confidential, for Use of the Commission only (as permitted by
                 Rule 14a-6(e)(2))
[   ]            Definitive Proxy Statement
[   ]            Definitive Additional Materials
[   ]            Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                         NCI BUILDING SYSTEMS, INC.
             --------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  --------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ X ]            No fee required.
[   ]            Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                 and 0-11

                 1) Title of each class of securities to which transaction applies:

                 2) Aggregate number of securities to which transaction applies:

                 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):

                 4)       Proposed maximum aggregate value of transaction:

                 5)       Total fee paid:

[   ]            Fee paid previously with preliminary materials
[   ]            Check box if any part of the fee is offset as provided by
                 Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 1)       Amount previously paid:

                 2)       Form, Schedule or Registration Statement No.:

                 3)       Filing Party:

                 4)       Date Filed:

Notes:





----------------------------------

  (1) Set forth the amount on which the filing is calculated and state how it was determined.

                               August ______, 1998




Dear Stockholder:


         You are cordially invited to attend a Special Meeting of Stockholders of NCI Building Systems, Inc. (the "Company") to be held at 10:00 a.m. local time, on _________, September ____, 1998, at the offices of the Company located at 7301 Fairview, Houston, Texas. At this meeting you will be asked to:


         (i) Approve an amendment to the Company's Restated Certificate of Incorporation that would increase the number of authorized shares of Common Stock from 25,000,000 to 60,000,000 and the number of authorized shares of Preferred Stock from 1,000,000 to 2,000,000; and

        (ii) Transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

         It is important that your shares be represented at the meeting; therefore, if you do not expect to attend in person, please sign and date the enclosed proxy and return it in the enclosed envelope at your earliest convenience.

                                        Very truly yours,




                                        C.A. Rundell, Jr.,
                                      Chairman of the Board






Houston, Texas
August ____, 1998

                           NCI BUILDING SYSTEMS, INC.
                                 7301 FAIRVIEW
                              HOUSTON, TEXAS 77041

                        -----------------------------

                                   NOTICE OF
                        SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD SEPTEMBER __________, 1998


                        -----------------------------


         A Special Meeting of Stockholders of NCI Building Systems, Inc., a Delaware corporation (hereinafter the "Company"), will be held at the offices of the Company located at 7301 Fairview, Houston, Texas, on __________, September ___, 1998, at 10:00 a.m. local time. The special meeting will be held for the following purposes:


                 1. Approval of an amendment to the Company's Restated Certificate of Incorporation that would increase the number of authorized shares of Common Stock, $0.01 par value per share ("Common Stock"), from 25,000,000 to 60,000,000 and the number of authorized shares of Preferred Stock, $1.00 par value per share ("Preferred Stock"), from 1,000,000 to 2,000,000; and

                 2. The transaction of such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.


         Only stockholders of record at the close of business on August ___, 1998 are entitled to notice of, and to vote at, the meeting or any adjournments thereof. A list of stockholders entitled to vote at the meeting will be available at the meeting for examination by any stockholder.


         It is desirable that as large a proportion as possible of the stockholders' interests be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS REQUESTED THAT THE ENCLOSED FORM OF PROXY BE PROPERLY EXECUTED AND PROMPTLY RETURNED TO THE COMPANY IN THE ENCLOSED ADDRESSED AND STAMPED ENVELOPE. You may revoke the proxy at any time before the proxy is exercised by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy or by attending the meeting and withdrawing the proxy. Please date, sign and return the enclosed proxy immediately in the stamped envelope provided.

                                        By Order of the Board of Directors




                                                 Donnie R. Humphries,
                                                      Secretary



Houston, Texas
August ___, 1998

                           NCI BUILDING SYSTEMS, INC.
                                 7301 FAIRVIEW
                              HOUSTON, TEXAS 77041

                                 (713) 466-7788


                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER ____, 1998



         This Proxy Statement is furnished to stockholders of NCI Building Systems, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies to be used at the Special Meeting of Stockholders of the Company to be held September ___, 1998 (the "Special Meeting"). Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company before the Special Meeting and not revoked. Any stockholder giving such a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy or by attending the meeting, withdrawing your proxy and voting your shares personally. Your attendance at the meeting will not constitute automatic revocation of the proxy.



         This Proxy Statement and the enclosed proxy form are first being sent to stockholders on or about August ____, 1998.



         On June 24, 1998, the Board of Directors declared a 2 for 1 split of the Company's Common Stock in the form of a stock dividend, which was paid on July 23, 1998 to holders of the Common Stock of record as of the close of business on July 8, 1998. Unless specifically noted otherwise in this Proxy Statement, the information relating to the Common Stock set forth herein reflects the split of the Common Stock and the issuance of the additional shares to effectuate the stock split.



                         ACTION TO BE TAKEN AT MEETING

         When stockholders have appropriately specified how their proxies should be voted, the proxies will be voted accordingly. Unless the stockholder otherwise specifies therein, the accompanying proxy will be voted (i) FOR the proposed amendment to increase the authorized shares of Common Stock and Preferred Stock of the Company and (ii) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the meeting. The Board of Directors does not know of any such other matter or business.

                        PERSONS MAKING THE SOLICITATION

         The accompanying proxy is being solicited by the Board of Directors of the Company. The cost of soliciting your proxy will be borne entirely by the Company and no other person or persons will bear such costs either directly or indirectly. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors and regular officers and employees of the Company.

                               QUORUM AND VOTING

         The presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Special Meeting of Stockholders. Each outstanding share of Common Stock is entitled to one vote. Abstentions will be included in vote totals and, as such, will have the same effect as a negative vote on each proposal. Broker non-votes (i.e., shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), if any, will not be included in vote totals and, as such, will have no effect on any proposal. The proposed amendment to the Restated Certificate of Incorporation to increase the authorized shares of Common Stock and Preferred Stock, and all other matters that properly come before the Special Meeting must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

                   PROPOSAL TO APPROVE AMENDMENT TO RESTATED
                    CERTIFICATE OF INCORPORATION TO INCREASE
                            AUTHORIZED CAPITAL STOCK

         The Board of Directors believes that it is desirable for the stockholders to consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation (the "Certificate"). Pursuant to the proposal, the currently authorized shares of Common Stock will be increased from 25,000,000 to 60,000,000 and the currently authorized shares of Preferred Stock will be increased from 1,000,000 to 2,000,000.


         Of the 25,000,000 currently authorized shares of Common Stock, 9,012,241 shares were issued as of July 8, 1998 and 1,906,823 shares were reserved on that date for issuance in connection with the Company's Nonqualified Stock Option Plan, as amended and restated ("Stock Option Plan"), the Company's 401(k) Profit Sharing Plan and a convertible debenture. As a result of the 2 for 1 stock split declared by the Board of Directors on June 24, 1998, an additional 9,012,241 shares of Common Stock were issued on July 23, 1998 to holders of record of the Common Stock on July 8, 1998 and an additional 1,906,823 shares were reserved for issuance in connection with the Stock Option Plan, the Company's 401(k) Profit Sharing Plan and a convertible debenture. As of August __, 1998, the record date for the Special Meeting (the "Record Date"), _____ shares were issued and outstanding and 3,813,646 shares were reserved for issuance. Of the 1,000,000 currently authorized shares of Preferred Stock, none were issued as of the Record Date, but 600,000 of such shares were designated Series A Junior Participating Preferred Stock and reserved for issuance in connection with the adoption of a Stockholders' Rights Plan by the Board of Directors on June 24, 1998. As a result of the above, only an additional 3,161,872 unreserved shares of Common Stock and 400,000 unreserved shares of Preferred Stock are available for issuance.

         The Board of Directors believes that the proposed amendment to the Certificate would benefit the Company by providing greater flexibility for raising additional capital to fund the Company's internal growth and acquisition strategies, repay indebtedness, fund stock-related employee benefits, and fund other working capital and general corporate requirements. The Company currently is exploring alternative methods of raising additional capital by means of public or private offerings of equity and debt securities, including convertible debt, and intends, in calendar 1998 and subject to appropriate market conditions, to make a public offering of additional shares of Common Stock or other securities that involve rights to acquire Common Stock. The net proceeds of any such offering, if it takes place, will be used primarily to prepay commercial bank indebtedness of the Company. The Company has no plans to issue Common Stock in any transaction that would result in a change in control of the Company. The increase in the authorized capital of the Company is not for the purpose of approving the authorization of additional shares of common stock to be used in any specific acquisition.

         If the proposed amendment is delayed or not adopted, the Company may be required to delay, postpone or reduce the size of the contemplated public or private offering to a smaller number of shares of Common Stock than otherwise desirable or possible. In addition, the Company may find it necessary to convene a special meeting of stockholders before the Company could consummate any other transaction in which the number of shares of Common Stock or Preferred Stock that would be issued, together with all other new issuances of Common Stock and Preferred Stock after the record date for the Special Meeting (including the shares issued and additionally reserved to effect the 2 for 1 stock split), would exceed 3,161,872 and 400,000 shares, respectively. This could potentially add to the costs of a future transaction and the added time necessary to prepare for and hold a stockholders' meeting could serve as a disincentive for third parties otherwise interested in making an investment in, or entering into such transaction with, the Company.


         The Board will determine whether, when, and on what terms the issuance of shares of Common Stock or Preferred Stock may be warranted in connection with any of the foregoing purposes. Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those stockholders who paid a higher consideration per share for their stock. Also, future issuances will increase the number of outstanding shares of Common Stock, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock and any issuance thereof, may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. The Company is not aware of any person or entity who is seeking to acquire control of the Company. If the proposed amendment is approved, all or any of the authorized shares of Common Stock and Preferred Stock may be issued without further action by the stockholders and without first offering such shares to the stockholders for subscription.

         Other than increasing the authorized shares of Common Stock from 25,000,000 to 60,000,000 and the authorized shares of Preferred Stock from 1,000,000 to 2,000,000, the proposed amendment in no way changes the Certificate.


         The Board has unanimously adopted resolutions setting forth the proposed amendment to the Certificate, declaring its advisability and directing that the proposed amendment be submitted to the stockholders for their approval at the Special Meeting on September ___, 1998. If adopted by the stockholders, the amendment will become effective upon filing as required by the General Corporation Law of Delaware.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE CERTIFICATE, AS PROPOSED ABOVE.

                           OUTSTANDING CAPITAL STOCK


         The Record Date for stockholders entitled to notice of, and to vote at, the Special Meeting is August ___, 1998. At the close of business on that date the Company had __________ shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting. The outstanding shares entitled to be voted at the meeting include the shares distributed on July 23, 1998 to stockholders of record on July 8, 1998 to effect the previously declared 2 for 1 split of the Common Stock.

         The following table sets forth, as of July 31, 1998 (the "Ownership Date"), the number of shares of Common Stock beneficially owned by (1) each person or group known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (2) each director, (3) the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, and (4) all directors and executive officers as a group. Except as otherwise indicated, each of the persons or groups named below has sole voting power and investment power with respect to such Common Stock.



                                                                               Beneficial Ownership (1)
                                                                            -----------------------------
                Name of Beneficial                                           Number of
                  Owner or Group                                               Shares           Percent
                ------------------                                          ------------     ------------

               Johnie Schulte, Jr. (2)                                          933,698           5.1%
               A.R. Ginn                                                        500,000           2.8%
               Daniel D. Zabcik (3)                                             332,010           1.8%
               C.A. Rundell, Jr. (4)                                            256,218           1.4%
               Kenneth W. Maddox                                                238,000           1.3%
               Gary L. Forbes (5)                                               200,500           1.1%
               Leonard F. George (6)                                            146,028            *
               Alvan E. Richey, Jr. (7)                                          71,554            *
               Robert J. Medlock (8)                                             61,948            *
               Thomas C. Arnett (9)                                              40,574            *
               William D. Breedlove (10)                                         32,078            *
               Robert N. McDonald (10)                                           22,078            *
               All executive officers and directors as a group
                         (twelve persons) (11)                                  2,968,132        16.0%
               -------------------------------------
               * Less than one percent


----------------------

(1) Includes shares beneficially owned by such persons, including shares owned pursuant to the NCI 401(k) Profit Sharing Plan. If a person has the right to acquire beneficial ownership of any shares by exercise of options within 60 days after July 1, 1998, such shares are deemed beneficially owned by such person and are deemed to be outstanding solely for the purpose of determining the percentage of the Common Stock that he owns. Such shares are not included in the computations for any other person.


(2) Includes options to purchase 168,666 shares held by Mr. Schulte which were exercisable as of the Ownership Date. Mr. Schulte holds options to purchase an additional 77,500 shares which were not exercisable at that date. The principal business address of Mr. Schulte is 7301 Fairvies, Houston, Texas 77041.

(3) Includes 120,000 shares held in a testamentary trust, of which Mr. Zabcik is sole trustee, for the benefit of his children, and options to purchase 40,500 shares held by Mr. Zabcik which were exercisable as of the Ownership Date. Mr. Zabcik holds options to purchase an additional 3,500 shares which were not exercisable at that date.

(4) Includes options to purchase 12,500 shares held by Mr. Rundell which were exercisable as of the Ownership Date. Mr. Rundell holds options to purchase an additional 77,500 shares which were not exercisable at that date.

(5) Includes 200,000 shares held by Equus II Incorporated, of which Mr. Forbes is a Vice President and may be deemed to share voting and investment power with respect to such shares. Mr. Forbes disclaims beneficial ownership of such shares. Includes options to purchase 500 shares held by Mr. Forbes which were exercisable as of the Ownership Date. Mr. Forbes holds options to purchase an additional 3,500 shares which were not exercisable at that date.

(6) Includes options to purchase 146,028 shares held by Mr. George which were exercisable as of the Ownership Date. Mr. George holds options to purchase an additional 65,500 shares which were not exercisable at that date.

(7) Includes options to purchase 71,554 shares held by Mr. Richey which were exercisable as of the Ownership Date. Mr. Richey holds options to purchase an additional 52,000 shares which were not exercisable at that date.

(8) Includes options to purchase 61,948 shares held by Mr. Medlock which were exercisable as of the Ownership Date. Mr. Medlock holds options to purchase an additional 49,000 shares which were not exercisable at that date.

(9) Includes 40,074 shares held by La Plaza Partnership. Mr. Arnett is a general partner of La Plaza Partnership and may be deemed to share voting and investment power with respect to such shares. Includes options to purchase 500 shares held by Mr. Arnett which were exercisable as of the Ownership Date. Mr. Arnett holds options to purchase an additional 3,500 shares which were not exercisable at that date.

(10) Includes options to purchase 32,078 and 22,078 shares held by Messrs. Breedlove and McDonald, respectively, which were exercisable as of the Ownership Date. Each of Messrs. Breedlove and McDonald holds options to purchase an additional 3,500 shares which were not exercisable at that date.

(11) In addition to the shares identified in notes (2) through (10), includes options to purchase 5,000 shares held by other officers which were exercisable as of the Ownership Date. These other officers also hold options to purchase an additional 5,000 shares which were not exercisable at that date.

                            STOCKHOLDERS' PROPOSALS

         Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the Company's annual meeting to be held in 1999, the Secretary of the Company must receive them on or before October 2, 1998. Such proposals should be directed to NCI Building Systems, Inc., 7301 Fairview, Houston, Texas, 77041, Attention: Secretary.

                                 MISCELLANEOUS

         The Board of Directors knows of no business other than that set forth above to be transacted at the Special Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters.

         The information contained in the Proxy Statement relating to the security holdings of the directors and officers of the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, BUT NOT INCLUDING EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON THE WRITTEN REQUEST OF SUCH PERSON ADDRESSED TO NCI BUILDING SYSTEMS, INC., 7301 FAIRVIEW, HOUSTON, TEXAS, 77041, ATTENTION:
DONNIE R. HUMPHRIES, SECRETARY.

                                        By Order of the Board of Directors



                                               Donnie R. Humphries,
                                                     Secretary


Houston, Texas
August____, 1998

                           NCI BUILDING SYSTEMS, INC.


The undersigned hereby (i) acknowledges receipt of the Notice dated August ___, 1998, of the Special Meeting of Stockholders of NCI Building Systems, Inc. (the "Company") to be held at the Company's offices located at 7301 Fairview, Houston, Texas on _________, September ___, 1998 at 10:00 a.m., local time, and the Proxy Statement in connection therewith; and (ii) appoints C.A. Rundell, Jr. and Johnie Schulte, and each of them, his proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:


(a) Proposal to approve an amendment to Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 60,000,000 and to increase the number of authorized shares of Preferred Stock from 1,000,000 to 2,000,000.

                 [ ]   FOR              [ ]   AGAINST             [ ]   ABSTAIN

(b) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.


                 [ ]   FOR              [ ]   AGAINST             [ ]   ABSTAIN






                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                       Dated:
                                             ----------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       Please date this Proxy and sign your
                                       name exactly as it appears hereon.
                                       Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the Proxy should be signed by a duly authorized officer.

                                       Please date, sign and mail this proxy
                                       card in the enclosed envelope.  No
                                       postage is required.